UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2007

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	005-62335	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, VA 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On July 12, 2007, Hampton Roads Bankshares, Inc. issued a press release announcing fiscal year-to-date and second quarter 2007 earnings. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events.

The information appearing above pursuant to Item 2.02 “Results of Operations and Financial Condition” of this Form 8-K, including the press release attached as Exhibit 99.1, is hereby incorporated by reference and filed under this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

Exhibit No.	Exhibit Title
99.1	Press release issued July 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date July 12, 2007	By:	/s/ Jack W. Gibson
Jack W. Gibson
President and Chief Executive Officer